Exhibit 10.58

                            WAIVER AND SECOND AMENDMENT TO
                              REVOLVING CREDIT AGREEMENT


          THIS WAIVER AND SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of March 27, 1998 (this "AMENDMENT"), by and between Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "PARENT"), the other Borrowers identified on the signature pages hereto (together with the Parent, collectively, the "BORROWERS"), the financial institutions listed on the signature pages hereto (the "BANKS"), and Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, a national banking association, in its capacity as Agent (the "AGENT") and in its individual capacity as a Bank hereunder ("CBT").

          WHEREAS, the Borrowers, the Banks and the Agent have entered into that certain Revolving Credit Agreement dated as of June 26, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated July 1, 1997 (together with any and all amendments and modifications thereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement); and

          WHEREAS, the Borrowers have requested that the Banks (i) waive the Borrowers' compliance with Section 10.1(b) and Section 10.1(c) of the Credit Agreement for the Borrowers' fiscal quarterly period ending December 31, 1997, and (ii) amend the Credit Agreement in several respects as provided for herein;

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. WAIVER. The Banks hereby waive the Borrowers' compliance with Section 10.1(b) of the Credit Agreement and Section 10.1(c) of the Credit Agreement for the period ending December 31, 1997, and any rights and remedies the Banks may have in respect of the provisions waived pursuant to this Amendment.

          SECTION 2.     AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) "Exhibit A" to the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

          "ADJUSTED LEVERAGE RATIO" shall mean the ratio of (i) Adjusted Indebtedness to (ii) the difference between (a) Pro Forma Consolidated EBITDA (calculated quarterly on a rolling four-quarter basis) MINUS
     (b) Pro Forma Floor Plan Interest Expense (calculated quarterly on a rolling four-quarter basis). For purposes of calculating Adjusted Leverage Ratio, an amount equal to the annualized rent payments resulting from the Sale and Leaseback Transaction shall be deducted, without duplication of other amounts included in the determination of Pro Forma Consolidated EBITDA, from Pro Forma Consolidated EBITDA.

          "FLOOR PLAN LENDERS" shall mean those manufacturer captive finance companies, commercial banks, or other parties providing Floor Plan Financings to the Borrowers.

          "RESTRUCTURING CHARGE" shall mean the charge made by the Borrowers in the first fiscal quarter of 1998 related to the Borrowers' restructuring, in an amount not to exceed $2,500,000.00.

          "SALE AND LEASEBACK TRANSACTION" shall mean that certain Real Property Purchase Agreement, dated as of December 31, 1997, between the Parent and Capital Automotive LP, a non-affiliated real estate investment trust.

          (b) The definition of "Consolidated Fixed Charges" is hereby amended by inserting at the end thereof the following provision:

          "; PROVIDED, HOWEVER, for the period ending March 31, 1998, the calculation of Consolidated Fixed Charges shall exclude the scheduled principal payments in respect of the Debt allowed under Section 10.3(ix) hereof."

          (c) The definition of "Interest Expense" is hereby amended by inserting after the phrase "Capital Leases," the phrase "net of all interest income attributable to investments with Floor Plan Lenders,"

          (d) The definition of "EBITDA" is hereby amended by inserting at the end thereof the following provision:

          "; PROVIDED, HOWEVER, the calculation of EBITDA shall exclude the Restructuring Charge."

          (e) The definition of "Interest Coverage Ratio" is hereby amended by inserting at the end thereof the following provision:

          "; PROVIDED, HOWEVER, for purposes of calculating Interest Coverage Ratio for the period ending March 31, 1998, and all subsequent applicable periods, an amount equal to the annualized rent payments resulting from the Sale and Leaseback Transaction shall be deducted, without duplication of other amounts included in the determination of Consolidated EBITDA, from Consolidated EBITDA, and for purposes of calculating Interest Coverage Ratio for the period ending March 31, 1998, and all subsequent applicable periods, an amount equal to the reduction in interest expense attributable to any repayment of the Debt related to any real estate financings otherwise permitted by Section 10.3 hereof shall be deducted from Interest Expense."

          (f) Section 10.23 of the Credit Agreement is hereby amended in its entirety to provide as follows:

          ACQUISITIONS. The Parent will not, and will not permit any Subsidiary to, acquire by purchase, merger or consolidation (a) the power to direct or cause the direction of the management and policies of any other Person (the "Acquisition Target"), directly or indirectly, whether through the ownership of voting securities or by contract or otherwise or (b) more than 20% of the Capital Stock or other equity interest of any such other Person or all or substantially all of the assets or Properties of any such other Person (the events described in clauses (a) and (b) of this Section 10.23 herein referred to as "Acquisitions").

               However, the Parent or any Subsidiary may make such Acquisitions if:

          (i) prior to and immediately after making such Acquisition, no Default or Event of Default has occurred and is continuing or would exist; and

          (ii) at least 30 days prior to the making of any such Acquisition proposed by the Parent or any Subsidiary, Parent shall deliver to the Agent written calculations demonstrating: (A) the Borrowers' compliance with all financial covenants contained in Section 10.1 hereof, PROVIDED, HOWEVER, that for the purposes of such calculations, an amount equal to the annualized rent payments resulting from the Sale and Leaseback Transaction shall be deducted, without duplication of other amounts included in the determination of Consolidated EBITDA, from Consolidated EBITDA; and (B) the Borrowers' projected compliance, subsequent to the completion of such proposed Acquisition, with all financial covenants contained in Section
     10.1 hereof, PROVIDED, HOWEVER, that for the purposes of such calculations, an amount equal to the annualized rent payments resulting from the Sale and Leaseback Transaction shall be deducted, without duplication of other amounts included in the determination of Consolidated EBITDA, from Consolidated EBITDA; and

         (iii) the Adjusted Leverage Ratio shall not be less than (A)
     2.75 to 1.00 for periods ending prior to or on December 31, 1998; and
     (B) 2.50 to 1.00 thereafter; and

          (iv) the Parent or any Subsidiary obtains the prior written consent of the Majority Banks for any such proposed Acquisition;

     PROVIDED, HOWEVER, that Sections 10.23(ii), 10.23(iii), and 10.23(iv) shall apply only to Acquisitions to be completed or closed after March 27, 1998.

          SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of March 27, 1998 upon the Agent's receipt of original execution copies of this Amendment, executed and delivered by the parties hereto.

          SECTION 4. RATIFICATION OF LOAN DOCUMENTS. The Credit Agreement, as amended hereby, and each other Loan Document is hereby ratified and confirmed to be in full force and effect. Each reference in a Loan Document to the "Credit Agreement" shall be deemed a reference to the Credit Agreement as amended hereby.

          SECTION 5. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the Loan Documents, or (b) prejudice any right or rights which the Agent and the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between the Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

          SECTION 6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrowers hereby represent and warrant that on and as of the date hereof, and after giving effect hereto: (i) the representations and warranties of the Borrowers made in Section 7 of the Credit Agreement (other than those representations and warranties limited by their terms to a specific date) shall be true and correct; and (ii) no Default or Event of Default shall have occurred and be continuing.

          SECTION 7. PAYMENT OF EXPENSES. The Borrowers jointly and severally agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and the Banks harmless from and against liability for the payment of all reasonable out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, waiver and enforcement of, or the preservation of any rights under this Amendment. The provisions of this Section 8 shall survive the termination of the Credit Agreement and the repayment of the Loans.

          SECTION 8. CHOICE OF LAW. The Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America. This Amendment is a Loan Document.

          SECTION 9. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          SECTION 10. ENTIRE AGREEMENT. The Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

          SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by parties hereto on separate counterparts, each counterpart, when so executed and delivered, constitute an original instrument, and all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and authorized by their respective officers as of March 27, 1998.

Borrowers:                         CROSS-CONTINENT AUTO
---------                           RETAILERS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Vice President - Finance and
                                          Treasurer

                                   QUALITY NISSAN, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer



                                   MIDWAY CHEVROLET, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   PLAINS CHEVROLET, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   WESTGATE CHEVROLET, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   WORKING MAN'S CREDIT PLAN, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   ALLIED 2000 COLLISION CENTER, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   CROSS-COUNTRY DODGE, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   C-CAR AUTO WHOLESALERS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   DOUGLAS MOTORS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   T- WEST SALES & SERVICE, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   SAHARA IMPORTS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   SAHARA NISSAN, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer


                                   CHASE BANK OF TEXAS,
                                      NATIONAL ASSOCIATION, as a
                                      Bank and as Agent


                                   By:
                                           -------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------

                                   AMARILLO NATIONAL BANK


                                   By:
                                           -------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------


                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   HOUSTON AGENCY


                                   By:
                                           -------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------

                                   U.S. BANK


                                   By:
                                           -------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------